UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2026

BEASLEY BROADCAST GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200
Naples, Florida	34103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 239 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2026, the Board of Directors (the “Board”) of Beasley Broadcast Group, Inc. (the “Company”) increased the size of the Board from six to seven directors and appointed Jeffrey D. Goldberg to fill the vacancy created by such increase, effective immediately. The Board also appointed Mr. Goldberg to serve on the Strategic Alternatives Committee of the Board. Mr. Goldberg will be compensated for his service as a director as follows: $85,000 in annual compensation in cash, consisting of (i) a $65,000 annual retainer, (ii) a $7,500 annual fee for service on the Strategic Alternatives Committee of the Board and (iii) $12,500 of other cash consideration for services.

Mr. Goldberg has extensive experience as an executive and board member of companies principally in the health care services and technology sectors, having served on more than a dozen boards since 2011. His prior experience includes serving as president of IncuMed, a medical technology incubator, as Senior Vice President and General Counsel of Advanced Bionics, and as CFO of a specialty hospital. Mr. Goldberg has also served as counsel for Occidental Petroleum Corporation.

There are no related party transactions between the Company and Mr. Goldberg reportable under Item 404(a) of Regulation S-K.

Mr. Goldberg was elected to the Board of Directors pursuant to the terms of the Amended and Restated Transaction Support Agreement, dated as of April 27, 2026 (the “A&R TSA”), by and among the Company and the supporting holders party thereto. For more information on the A&R TSA, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: May 11, 2026	By:	/s/ Chris Ornelas
Chris Ornelas General Counsel and Secretary